1 NuScale Power Comments on Inaccurate Short-Seller Report PORTLAND, Ore. – NuScale Power Corporation (NuScale or the Company) (NYSE: SMR) today issued the following statement in response to a misleading short-seller report on October 19, 2023 (the Report). The inaccurate and deceptive “research” is riddled with speculative statements with no basis in fact and demonstrates a limited understanding of small modular nuclear reactors (SMRs) and the nuclear power industry. Factually inaccurate statements include and are not limited to NuScale’s former Chief Financial Officer’s equity holdings and NuScale’s sources of income, which are principally revenues from customers. NuScale cautions investors not to rely on this baseless and self-interested attack designed solely to drive down the Company’s stock price. While NuScale will not engage in a point-by-point rebuttal of every falsehood, it is important to set the record straight on the following key points: • We know our customers and partners. NuScale has known and worked with Standard Power, ENTRA1 Energy, RoPower and the Utah Associated Municipal Power Systems (UAMPS) for years. For reference: o Standard Power is a private entity backed by U.S.-based ultra-high net worth family offices and financial institutions, with data center projects in development requiring approximately four gigawatts of power. Standard Power is led by Chairman Douglas Wurth, who served for nearly 20 years as a senior executive member of J.P. Morgan and formerly practiced law at New York-based multinational firm Skadden, Arps, Slate, Meagher & Flom LLP. Contrary to what was reported, Adam Swickle has not worked with Standard Power since May 2020. o ENTRA1 Energy is an independent power producer and energy transition platform backed by the Habboush Group, which has significant infrastructure experience that is directly applicable to facilitating a large project like an SMR power plant. • We are proud that developers and customers are selecting NuScale SMRs as their technology of choice to power their projects and meet their carbon-free energy objectives. Standard Power conducted a comprehensive review of baseload, reliable and secure power sources that are the most critical component for operating data centers in the AI-sector. That comprehensive and independent study led Standard Power to select NuScale’s SMRs as the technology of choice for its power facilities in Ohio and Pennsylvania. NuScale has analyzed Standard Power’s extensive data room and is confident that our power modules are appropriate for the selected sites. Standard Power has already begun site preparation. • We expect NuScale’s customer agreements to drive revenue next year. NuScale generates cash and revenue from three sources: the sale and delivery of NuScale Power Modules™ (NPMs), licensing support, and services provided. NuScale has already generated income from services for our committed customers and we expect our customer agreements to generate additional revenue in 2024. • We have a solid balance sheet. NuScale has $197 million in total cash and no debt as of September 30, 2023. The Company’s customer agreements will continue to drive NuScale towards cash flow profitability and our healthy balance sheet enables access to sources of capital as needed.

2 • NuScale has not provided any forecast for the expected value of the agreement with Standard Power and ENTRA1 Energy. It is premature in the lifecycle of a project of this nature to provide such an estimate, and thus we do not know the basis for the estimated value asserted in the Report. We do not view it as a valid forecast. • The U.S. Department of Energy support for the Carbon-Free Power Project (CFPP) has advanced our SMR technology to the point of commercialization. While the CFPP being developed by Utah Associated Municipal Power Systems has its own project challenges not attributable to NuScale’s SMR technology, the work we have completed to date has advanced our nuclear power modules to the point that utilities, governments and industrials can rely on a proven SMR technology that has regulatory approval, is in active production and is ready for commercial deployment. “NuScale’s Senior Leadership and Board of Directors stand firmly behind the strength of our business,” said John Hopkins, NuScale President and Chief Executive Officer. “Not only do we have a solid, debt-free balance sheet and a talented and dedicated team, but we are years ahead of the global competition as the only SMR technology provider and producer with U.S. regulatory approval and that is ready for commercial deployment. We are confident in our position to drive the global energy transition and we look forward to continuing to lead.” About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial- scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate;

3 failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s annual report filed on Form 10-K filed with the SEC on March 15, 2023, and under similar headings in prior filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Media Contact Diane Hughes, Vice President, Marketing & Communications, NuScale Power dhughes@nuscalepower.com (503) 270-9329 Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com (541) 452-7583 # # #